General information	12 Months Ended
Dec. 31, 2023
General Information About Financial Statements [Abstract]
General information	General information
Nomad Foods Limited (the “Company” or “Nomad”) was incorporated in the British Virgin Islands on April 1, 2014. The address of Nomad’s registered office is Luna Tower, Waterfront Drive, Road Town, Tortola, British Virgin Islands. The Company is domiciled for tax in the United Kingdom.
Nomad Foods Limited (NYSE: NOMD) is Europe's leading frozen foods company. Nomad's portfolio of iconic brands, which includes Birds Eye, Findus, iglo, Ledo and Frikom, have been a part of consumers’ meals for generations, standing for great tasting food that is convenient, high quality and nutritious. Nomad is headquartered in the United Kingdom. Additional information may be found at www.nomadfoods.com.